UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  May 1, 2007



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 1, 2007, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the second fiscal quarter ended March 31, 2007. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            99.1  News Release, dated May 1, 2007

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LANDAUER, INC.



Dated:  May 1, 2007                       /s/  Jonathon M. Singer
                                          --------------------------------
                                          Jonathon M. Singer
                                          Senior Vice President,
                                          Treasurer, and Secretary
                                          (Principal Financial and
                                          Accounting Officer)

                               EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              News Release, dated May 1, 2007